                           FIRST AMENDED AND RESTATED
                      GUARANTY OF PAYMENT AND PERFORMANCE


     FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned MIT UNSECURED L.P., a California limited partnership, formerly known as DFW Nine Limited Partnership, a California limited partnership (hereinafter referred to as the "Guarantor"), the receipt and sufficiency whereof are hereby acknowledged by the Guarantor, and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as "FNBB"), and the other Banks which may now be or hereafter become party to the "Credit Agreement" (as hereinafter defined) (hereinafter referred to as "Lender" which term shall also include any such individual Bank acting as agent for all of the Banks), to extend credit or otherwise provide financial accommodations to MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation (hereinafter referred to as "Borrower"), the Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Lender:

     a. the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) that certain Amended and Restated Note of even date herewith made by Borrower to the order of FNBB in the principal face amount of Thirty Million and No/100 Dollars ($30,000,000.00) (hereinafter referred to as the "FNBB Note"), and (ii) those certain Amended and Restated Notes of even date herewith made by Borrower to the order of the other Banks in the aggregate principal face amount of One Hundred Twenty Million and No/100 Dollars ($120,000,000.00) (hereinafter referred to as the "Additional Notes"), together with interest as provided in the FNBB Note and the Additional Notes, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

     b. the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Second Amended and Restated Revolving Credit Agreement dated of even date herewith (hereinafter referred to as the "Credit Agreement"; all terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement) among Borrower, FNBB, for itself and as agent, and the other Banks, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the FNBB Note, the Additional Notes and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the "Note"); and

     c. the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

     d. the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit

Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments, are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document");

PROVIDED, HOWEVER, the liability of the Guarantor hereunder shall not exceed the Maximum Amount for the Guarantor. As used herein, the term "Maximum Amount" means, with respect to the Guarantor, the greater of (i) the aggregate Borrowing Base for all Unencumbered Operating Properties from time to time owned by the Guarantor or (ii) ninety-five percent (95%) of the difference, from time to time, of (a) the fair saleable value of the property of the Guarantor MINUS (b) the total liabilities of the Guarantor (including the probable liabilities on contingent or unliquidated obligations, but excluding the obligations of the Guarantor hereunder).

     This First Amended and Restated Guaranty of Payment and Performance amends and restates in its entirety that certain Guaranty of Payment and Performance dated as of February 26, 1996, made by Guarantor to Lender, as amended by that certain First Amendment to Guaranty of Payment and Performance dated March 19, 1996.

     The Guarantor does hereby further agree as follows:

     1. AGREEMENT TO PAY AND PERFORM; COSTS OF COLLECTION. If the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note and the Loan Documents are not performed by Borrower in accordance with their terms, the Guarantor will immediately make such payments and perform such obligations. The Guarantor further agrees to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Credit Agreement unless collection from the Guarantor of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from the Guarantor under applicable law.

     2. REINSTATEMENT OF REFUNDED PAYMENTS. If, for any reason, any payment to Lender of any of the obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted, the Guarantor agrees to pay the amount so required to be refunded, paid or turned over (the "Turnover Payment"), the obligations of the Guarantor shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

     3. RIGHTS OF LENDER TO DEAL WITH COLLATERAL, BORROWER AND OTHER PERSONS. The Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing the Guarantor from any liability hereunder and without notice to or further consent from the Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release the Guarantor's obligations hereunder, affect this Guaranty in any way or afford the Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, the Guarantor acknowledges the terms of Section
18.3 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from the Guarantor.

     4. NO CONTEST WITH LENDER; SUBORDINATION. So long as any obligation hereby guaranteed remains unpaid or undischarged, the Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of the Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. The Guarantor hereby expressly waives any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by the Guarantor pursuant to the terms of this Guaranty, and the Guarantor acknowledges that it has no right whatsoever to proceed against Borrower for reimbursement of any such payments until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed. In connection with the foregoing, the Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and the Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. The Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to the Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that (a) the Guarantor shall not demand or accept any payment from Borrower on account of such indebtedness, (b) the Guarantor shall not claim any offset or other reduction of the Guarantor's obligations hereunder because of any such indebtedness, and (c) the Guarantor shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by the Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

     5. WAIVER OF DEFENSES. The Guarantor hereby agrees that its obligations hereunder shall not be affected or impaired by, and hereby waives and agrees not to assert or take advantage of any defense based on:

          (a) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

          (b) the incapacity or lack of authority of Borrower or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or the Guarantor or any other person or entity;

          (c) the dissolution or termination of existence of Borrower or the Guarantor;

          (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

          (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or the Guarantor, or any of Borrower's or the Guarantor's properties or assets;

          (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate or any of the improvements located thereon;

          (g) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

          (h) any failure or delay of Lender to commence an action against Borrower, to assert or enforce any remedies against Borrower under the Note or the Loan Documents, or to realize upon any security;

          (i) any failure of any duty on the part of Lender to disclose to the Guarantor any facts it may now or hereafter know regarding Borrower, the Real Estate or any of the improvements located thereon, whether such facts materially increase the risk to the Guarantor or not;

          (j) failure to accept or give notice of acceptance of this Guaranty by Lender;

          (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

          (l) failure to make or give protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

          (m) except as otherwise specifically provided in this Guaranty, any and all other notices whatsoever to which the Guarantor might otherwise be entitled;

          (n) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

          (o) the invalidity or unenforceability of the Note or any of the Loan Documents;

          (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the Loan Documents;

          (q) any transfer by Borrower of all or any part of the security encumbered by the Loan Documents;

          (r) the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

          (s) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which the Guarantor might otherwise be entitled (other than the defense of payment), it being the intention that the obligations of the Guarantor hereunder are absolute, unconditional and irrevocable.

     6. GUARANTY OF PAYMENT AND PERFORMANCE AND NOT OF COLLECTION. This is a Guaranty of payment and performance and not of collection. The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns, except as otherwise provided herein. The Guarantor hereby waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

     7. RIGHTS AND REMEDIES OF LENDER. In the event of a default under the Note or the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Guarantor hereby authorizes and empowers Lender upon the occurrence of any event of default under the Note or the Loan Documents, at its sole discretion, and without notice to the Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to Lender's remedies hereunder against the Guarantor for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and the Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which the Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

     8. APPLICATION OF PAYMENTS. The Guarantor hereby authorizes Lender, without notice to the Guarantor, to apply all payments and credits received from Borrower or from the Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

     9. BUSINESS FAILURE, BANKRUPTCY OR INSOLVENCY. In the event of the business failure of the Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to the Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of the Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for the Guarantor or the Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to the Guarantor, or any of the Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. The Guarantor covenants and agrees that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, the Guarantor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against the Guarantor by virtue of this Guaranty or otherwise.

     10. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Guarantor hereby represents and warrants to Lender that all financial statements of the Guarantor heretofore delivered by the Guarantor to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of the Guarantor as at the close of business on the date thereof and the results of operations for the period then ended; that no material adverse change has occurred in the assets, liabilities, financial condition or business of the Guarantor as shown or reflected therein since the date thereof; and that the Guarantor has no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements or referred to in the notes thereto other than the Guarantor's obligations under this Guaranty. The Guarantor hereby agrees that until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Lender has no further obligation to make Loans to Borrower pursuant to the Credit Agreement, the Guarantor will deliver to
Lender:

          (a) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Guarantor, the audited consolidated balance sheet of the Guarantor as of the end of such year, and the related audited consolidated statement of operations and statement of cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by Arthur Andersen LLP or by another "Big Six" accounting firm. At any time that the Agent has reasonable grounds to request the same (including, without limitation, at any time that the Compliance Certificate indicates that the Guarantor is at or near the minimum compliance with the financial covenants in this Guaranty), the Agent may require that such report be accompanied by a written statement from such accountants to the effect that they have read a copy of this Guaranty and the Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default under this Guaranty, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default;

         (b) as soon as practicable and in any event within 45 days after the end of each fiscal quarter of the Guarantor, copies of the unaudited consolidated balance sheet of the Guarantor as of the end of such quarter, and the related unaudited consolidated statement of Net Operating

Income and Operating Cash Flow for the portion of the Guarantor's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by an Authorized Officer of the Guarantor that the information contained in such financial statements fairly presents the financial position of the Guarantor on the date thereof (subject to year end adjustment); such financial statements shall provide all information necessary for calculation of the Guarantor's Maximum Amount;

          (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of the Guarantor which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guarantees, endorsements and other contingent obligations in respect of indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit), and a statement of projected cash flows of the Guarantor for the current fiscal year, all in reasonable detail and certified by an Authorized Officer of the Guarantor;

          (d) promptly after they are filed with the Internal Revenue Service, copies of all annual federal income tax returns and amendments thereto of the Guarantor;

          (e) not later than 45 days after the end of each fiscal quarter of the Guarantor (including the fourth fiscal quarter in each year), a statement, certified as true and correct by an Authorized Officer of the Guarantor, of all Indebtedness of the Guarantor as of the end of such fiscal quarter, which statement shall include the original principal amount of such Indebtedness and the current amount outstanding, the holder thereof, the maturity date and any extension options, the interest rate, the collateral provided for such Indebtedness and whether such Indebtedness is recourse or non-recourse;

          (f) concurrently with the delivery of the financial statements described in subsection (b) above, a certificate signed by an Authorized Officer of the Guarantor to the effect that, having read this Guaranty, and that based upon an examination which they deem sufficient to enable them to make an informed statement, there does not exist any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts with respect thereto;

          (g) promptly upon becoming aware thereof, written notice from the Guarantor of any event or condition which might have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or prospects of the Guarantor or the ability of the Guarantor to perform under this Guaranty (including but not limited to, litigation commenced or threatened in writing against the Guarantor, judgments rendered against the Guarantor, liens filed against any property of the Guarantor, defaults claimed under indebtedness for borrowed money for which the Guarantor is primarily or secondarily liable, or bankruptcy, insolvency or trustee or receivership proceedings commenced against the Guarantor), such notice to specify the nature and the period of existence of such event or condition, the anticipated effect thereof, and what action the Guarantor is taking or proposes to take with respect thereto; and

          (h) with reasonable promptness, such other information respecting the business, operations, assets, liabilities and financial condition of the Guarantor as Lender may from time to time reasonably request.

Notwithstanding anything herein to the contrary, the Guarantor shall not be required to deliver any statements or reports described in this Paragraph 10 to the extent the same are included in the Consolidated financial statements of the Borrower and its Subsidiaries delivered to the Banks by the Borrower as and when required by the Credit Agreement, or unless the Agent specifically requests any such statements or reports. The Guarantor will permit the Banks, through the Agent or any representative designated by the Agent, at the Guarantor's expense, to visit and inspect any of the properties of the Guarantor, to examine the records and books of account of the Guarantor (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Guarantor with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

     11. COVENANTS OF GUARANTOR. The Guarantor hereby covenants and agrees with Lender that until all indebtedness guaranteed hereby has been completely repaid, Lender has no further obligation to make advances under the Credit Agreement and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed:

          (a) the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, material rights and franchises, as applicable, to effect and maintain its foreign qualifications, licensing, domestication or authorization, and to comply in all material respects with all applicable laws and regulations (including, without limitation, environmental laws);

          (b) the Guarantor will duly pay and discharge, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon it and its properties, sales or activities, or upon the income or profits therefrom, as well as claims for labor, material, or supplies which if unpaid might become a lien or charge on any of its property; provided that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Guarantor shall have set aside on its books adequate reserves with respect thereto; and provided further that the Guarantor shall pay all such taxes, assessments, charges and claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor;

          (c) the Guarantor will maintain and keep the properties used or deemed by it to be useful in its business in first-class repair, working order and condition in all material respects, and make or cause to be made all necessary and proper repairs thereto and replacements thereof;

          (d) the Guarantor will maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such types and amounts as shall be in accordance with sound business practices for companies in similar business similarly situated;

          (e) the Guarantor will keep complete, proper and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles consistent with the preparation of the financial statements heretofore delivered to Lender and will maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, and amortization of its properties, all other contingencies, and all other proper reserves;

          (f) the Guarantor will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               (i) Indebtedness to Lender arising under any of the Note, the Loan Documents and this Guaranty;

               (ii) current liabilities of the Guarantor incurred in the ordinary course of business but not incurred through the borrowing of money or the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (iii) Indebtedness in respect of taxes, assessments and governmental charges to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of subparagraph (b) of this paragraph;

               (iv) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Guarantor shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review; and

               (v)   endorsements for collection, deposit or
     negotiation and warranties of products or services, in each case incurred in the ordinary course of business.

          (g) the Guarantor will not create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; or transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority of payment of its general creditors; or acquire, or agree to have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, devise or arrangement; or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or sell, assign, pledge, encumber or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, or incur or maintain any obligation to any holder of Indebtedness of the Guarantor which prohibits the creation or maintenance of any lien securing the Obligations; provided that the Guarantor may create or incur or suffer to be created or incurred or to exist:

               (i) liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

               (ii) liens with respect of judgments, awards or indebtedness, the Indebtedness with respect to which is permitted by subparagraph (f)(iv) of this paragraph;

               (iii) liens in favor of Lender; and

               (iv) encumbrances on properties consisting of leases entered into in the ordinary conduct of business of the Guarantor, easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Guarantor is a party, and other minor non-monetary liens or encumbrances none of which interferes materially with the use of the property effected in the ordinary conduct of the business of the Guarantor, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Guarantor;

          (h) the Guarantor will not become a party to any merger, consolidation or other business combination, or agree to effect any asset acquisition, stock acquisition or other acquisition, except as otherwise permitted in the Credit Agreement;

          (i) the Guarantor will not become a party to or agree to or affect any disposition of assets, except as otherwise permitted in the Credit Agreement; and

          (j) the Guarantor will cooperate with Lender and execute such further instruments and documents as Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Guaranty and the other Loan Documents.

     12. CHANGES IN WRITING; NO REVOCATION. This Guaranty may not be changed orally, and no obligation of the Guarantor can be released or waived by Lender except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by the Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed.

     13. NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt.
Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Guarantor or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

     The address of Lender is:

          The First National Bank of Boston
          100 Federal Street
          Boston, Massachusetts 02110
          Attn:  Real Estate Division

     with a copy to:

          The First National Bank of Boston
          115 Perimeter Center Place, N.E.
          Suite 500
          Atlanta, Georgia 30346
          Attn: Dan Silbert
          (770) 390-6552
          (770) 390-8434 (Fax)

and a copy to each other Lender which may now be or hereafter become a party to the Credit Agreement at such address as may be designated by such Lender in the Credit Agreement.

     The address of Guarantor is:

          MIT Unsecured L.P.
          c/o Meridian Industrial Trust, Inc.
          455 Market Street, 17th Floor
          San Francisco, California  94105
          Attn:     Milton K. Reeder, President and Chief Financial Officer
          415/281-3900
          415/284-2840 (FAX)

     14. GOVERNING LAW. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS GUARANTY AND THE OBLIGATIONS OF THE GUARANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE
COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

     15. CONSENT TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. THE GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST THE GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF THE GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE GUARANTOR AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY THE GUARANTOR TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS. THE

GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THEIR FOREGOING WAIVERS AND ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15. THE GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH ITS LEGAL COUNSEL AND THAT THE GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

     16. SUCCESSORS AND ASSIGNS. The provisions of this Guaranty shall be binding upon the Guarantor and its heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.

     17. ASSIGNMENT BY LENDER. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

     18. SEVERABILITY. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law. Furthermore, if the Maximum Amount or any other sums the Guarantor is required to pay under this Guaranty shall exceed the maximum limits imposed by applicable law, such Maximum Amount or other sums shall be reduced by the amount of such excess.

     19. DISCLOSURE. The Guarantor agrees that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder.

     20. NO UNWRITTEN AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     21. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of the Guarantor under this Guaranty.

     22. RATIFICATION. The Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding the Guarantor set forth in the Credit Agreement as if the same were more fully set forth herein. The Guarantor further warrants that due to the operation of its properties together with the properties of the Borrower as one consolidated enterprise, the extension of credit and provision of financial accommodations by Lender to Borrower will be to the direct and indirect interest, advantage and benefit of the Guarantor.

     23. LIMITATION ON LIABILITY. NO OBLIGATION OR LIABILITY WHATSOEVER OF THE GUARANTOR (WHETHER AS GUARANTOR OR AS SUBSIDIARY OF THE BORROWER) WHICH MAY ARISE AT ANY TIME UNDER THIS GUARANTY OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER LOAN DOCUMENT SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PRIVATE PROPERTY OF ANY OF THE GUARANTOR'S SHAREHOLDERS, TRUSTEES, OFFICERS OR EMPLOYEES, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTHING HEREIN SHALL DIMINISH OR IMPAIR THE RIGHTS OF AGENT AND THE BANKS TO PURSUE ANY REMEDY AGAINST ANY ASSETS OF THE GUARANTOR.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal on this 21st day of April, 1997.

                             MIT UNSECURED L.P., a California limited partnership

                             By:  MIT Unsecured, Inc., a California
                                  corporation, its sole general partner


                                  By: /s/ MILTON K. REEDER
                                     -----------------------------------
                                       Name:  Milton K. Reeder
                                       Title: President

                                  Attest: /s/ ROBERT A. DOBBIN
                                         -------------------------------
                                       Name:  Robert A. Dobbin
                                       Title: Secretary

                                              [CORPORATE SEAL]



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